UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

Attached as Exhibit 99.1 is a press release, dated as of April 29, 2022, issued by Eve announcing business updates in preparation for the closing of the business combination with Zanite, including a summary of certain previously announced business updates. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

In connection with the transactions contemplated by the Business Combination Agreement (the “Business Combination”), Zanite has filed a definitive proxy statement on April 13, 2022 (as supplemented by that certain supplement to the definitive proxy statement, dated as of April 28, 2022, and as may be further supplemented or amended from time to time, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (“SEC”). This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Zanite’s stockholders and other interested persons are advised to read the entire Definitive Proxy Statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the Business Combination. The Definitive Proxy Statement and other relevant materials for the Business Combination have been mailed to stockholders of Zanite as of April 11, 2022, the record date for voting on the business combination. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in the Definitive Proxy Statement, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed Business Combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed Business Combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination. Stockholders, potential investors and other interested persons should read the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the Business Combination and the PIPE Investment, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed Business Combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the Business

Combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in the Definitive Proxy Statement under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of April 29, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: April 29, 2022	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

Exhibit 99.1

Eve Announces Business Updates in Preparation for Closing of Business Combination with Zanite

Transaction includes previously announced $357.3 million PIPE, inclusive of a $52.3 million upsize

Previously announced launch order pipeline demonstrates Eve’s ability to reach and pass key business milestones

Melbourne, Florida – April 29, 2022 – Eve UAM, LLC (“Eve” or the “Company”), an Embraer S.A. (“Embraer”) company and a leader in the development of next-generation Urban Air Mobility (“UAM”) solutions, today announced a summary business update on several previously disclosed key milestones relating to its business and plans to go public through a proposed business combination (the “Business Combination”) with Zanite Acquisition Corp. (“Zanite”) (Nasdaq: ZNTE, ZNTEU, ZNTEW). The Business Combination includes a previously announced $357.3 million PIPE, inclusive of a $52.3 million upsize, which includes commitments from strategic partners Thales, Acciona and Space Florida, as well as an increased commitment by Embraer Aircraft Holding, Inc., a direct subsidiary of Embraer.

In December, Eve announced plans to go public through the Business Combination. Upon closing of the Business Combination, Eve expects to raise a total of more than $500 million in proceeds, assuming none of Zanite’s stockholders redeem their shares, and Zanite will change its name to Eve Holding, Inc. (“Eve Holding”). Eve Holding’s common stock and warrants are expected to be listed on the New York Stock Exchange (“NYSE”) under the symbols “EVEX” and “EVEXW”, respectively, following the closing.

Eve and Zanite previously announced the filing on April 13, 2022, of the definitive proxy statement (as supplemented by that certain supplement to the definitive proxy statement, dated as of April 28, 2022, and as may be further supplemented or amended from time to time, the “Definitive Proxy Statement”) related to the Business Combination. The special meeting of Zanite’s stockholders to approve the Business Combination (the “Special Meeting”) will be held on May 6, 2022, at 11:00 a.m. Eastern Time. Eve and Zanite expect that the Business Combination will close on May 9, 2022, subject to the approval of the Business Combination by Zanite’s stockholders and the satisfaction of other customary closing conditions. Zanite stockholders are encouraged to read the Definitive Proxy Statement in its entirety and to vote “FOR” all the proposals described therein. The Special Meeting will be a virtual meeting conducted exclusively via live webcast, which stockholders may virtually attend by visiting https://www.cstproxy.com/zaniteacquisition/2022. The board of directors of Zanite recommends that stockholders vote “FOR” all proposals in advance of the Special Meeting by signing, dating and returning the proxy card upon receipt by following the instructions on the proxy card. If your shares are held in an account at a broker, bank, or nominee, please follow the voting instructions provided by such broker, bank, or nominee.

Since the announcement of the Business Combination in December 2021, Eve’s pipeline of secured launch orders via non-binding letters of intent has grown from 17 to 19 customers and from 1,735 to 1,825 vehicles. These customers include fixed-wing operators, helicopter operators, ride-sharing platforms and leasing companies, including Azorra Aviation, Falko Regional Aircraft, Republic Airways, SkyWest, and GlobalX. This order backlog provides important revenue visibility as the Company works to achieve type certification for its electric vertical take-off and landing (eVTOL) aircraft in compliance with certain airworthiness authorities and, following certification, begin production and sales of such vehicles.

The Company also announced a number of new developments and business agreements in its UAM portfolio of solutions as it seeks to reshape the future of UAM. These new developments include the previously announced publication of a Concept of Operations (“CONOPS”) for UAM operations in

Miami-Dade County and the United Kingdom, as well as the expected publishing in the coming weeks of a new CONOPS for the future UAM market in Rio de Janeiro, Brazil. Eve has also advanced key technical milestones, such as the completion of proof-of-concept and wind tunnel tests and simulations that are essential to developing and obtaining a type certification for Eve’s eVTOL. As previously announced, in February, the Company formalized the application with ANAC (Brazilian Certification Authority – Agência Nacional de Aviação Civil (Brazil)) for the type certification.

“The progress that Eve has made in recent months shows that we continue to reach and pass key milestones in our business and growth strategies,” said André Stein, Co-CEO of Eve. “The previously announced PIPE upsize is further proof of the confidence of investors in our plans for the future of urban air mobility.”

“Eve is also making impressive progress in advancing the development of global eVTOL infrastructure,” said Jerry DeMuro, Co-CEO of Eve. “With our recently announced partnership with Skyports Pte LTD, a leading infrastructure provider for eVTOL passenger and cargo vehicles, we will be supporting the development of a CONOPS for Advanced Air Mobility (“AAM”), including UAM, for the Japan Civil Aviation Bureau (“JCAB”),” he explained. “Eve is also working with regulators, communities and partners in Australia, Europe and the Americas.”

The new CONOPS for Rio de Janeiro will combine analyses that cover the perspective, points of attention and operational needs of eVTOL vehicles, passenger journey, and services and support. The Rio CONOPS will also include data from helicopter flight operations completed in November 2021 between Rio’s Barra da Tijuca neighborhood and Galeão International Airport, which were intended to simulate the UAM ecosystem.

The Rio CONOPS was developed through unprecedented cooperation with eleven strategic partners and government entities, including ANAC, the Department of Airspace Control (“DECEA”), and the Brazilian General Aviation Association (“ABAG”).

Eve continues to expand its order backlog as well by signing a letter of intent with Halo Aviation Ltd. (“Halo”), which will deploy Eve’s agnostic solutions and benefit the development and network performance of UAM. The Halo collaboration builds upon previous strategic partnerships Eve announced across the globe spanning the entire UAM ecosystem, such as fleet operation, infrastructure, technology, and the aircraft leasing market.

Click here to watch a video and learn more about Eve.

About Eve Air Mobility

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Zanite

Zanite Acquisition Corp. (“Zanite”) is a special purpose acquisition company and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the Aviation, Aerospace & Defense, Urban Mobility and Emerging Technology industries. Zanite’s sponsor is managed by Kenneth C. Ricci, Principal of Directional Aviation Capital, and Steven H. Rosen, Co-Founder and Co-Chief Executive Officer of Resilience Capital Partners along with its Board of Directors and Strategic Advisors Mr. Larry Flynn, Dr. Ron Sugar, Mr. Patrick Shanahan and Mr. John Veihmeyer. Zanite began trading on Nasdaq in November 2020 and its common stock, units and warrants trade under the ticker symbols “ZNTE,” “ZNTEU” and “ZNTEW,” respectively. For more information, please visit www.zaniteacquisition.com

YOUR VOTE “FOR” ALL PROPOSALS IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. WHETHER YOU PLAN TO VIRTUALLY ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE PROXY CARD THAT WILL BE SENT TO YOU AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

If you have questions about voting or need assistance voting, please contact Zanite’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200 (individuals) or (203) 658-9400 (banks and brokers) or by emailing ZNTE.info@investor.morrowsodali.com.

Additional details regarding the Special Meeting and the proposals that stockholders will be asked to consider and vote upon are available in the Definitive Proxy Statement and at Zanite’s website, www.zaniteacquisition.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales. Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year. Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe. For more information, please visit www.embraer.com.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, Zanite filed with the Securities and Exchange Commission (“SEC”) the Definitive Proxy Statement relating to the Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Zanite’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for the Special Meeting, as these materials contain or will contain important information about Zanite, Eve and the Business Combination. The Definitive Proxy Statement and other relevant materials for the Business Combination have been mailed to stockholders of Zanite as of April 11, 2022, the record date for voting on the Business Combination. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Definitive Proxy Statement and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed Business Combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed Business Combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s Definitive Proxy Statement for the proposed Business Combination and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination. Stockholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include any statement that does not directly relate to any historical or current fact. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed Business Combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in the Definitive Proxy Statement under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this communication. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Information

https://www.zaniteacquisition.com/znte-i/

Contacts

investors@eveairmobility.com

media@eveairmobility.com